UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 24, 2023

ASHFORD INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36400	84-2331507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)
14185 Dallas Parkway
Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AINC	NYSE American LLC
Preferred Stock Purchase Rights		NYSE American LLC

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 24, 2023, Ashford Hospitality Advisors LLC (“Advisors”), the operating company of Ashford Inc. (the “Company”), entered into an Amended and Restated Employment Agreement (the “Amended and Restated Employment Agreement”) with Deric S. Eubanks, dated to be effective as of January 1, 2023 (the “Effective Date”), pursuant to which Mr. Eubanks will continue to serve as Chief Financial Officer of the Company, Ashford Hospitality Trust, Inc. and Braemar Hotels & Resorts Inc. The Amended and Restated Employment Agreement amends and restates his employment agreement with Advisors made on September 13, 2017 (the “Existing Agreement”).

The Amended and Restated Employment Agreement:

•Subject to early termination upon the occurrence of certain events, has an initial term ending December 31, 2026 with automatic one-year extensions unless either Mr. Eubanks or Advisors provides a written notice of non-extension to the other at least 60 days prior to the expiration of such initial term or, if applicable, extension term.

•Increases Mr. Eubanks’ annual base salary to $700,000 (the “Base Salary”), subject to periodic review and increase.

•Retains Mr. Eubanks’ eligibility for an annual Cash Incentive Bonus (as defined in the Amended and Restated Employment Agreement) on the same general terms as the Existing Agreement and provides for his eligibility for an equity- or deferred cash-based award determined in the sole discretion of the Compensation Committee of the Board of Directors of the Company.

•Expands the definition of “Cause” to expressly include, among other things, breaches of duty involving fraud, theft, or embezzlement, violations of policies of Advisors and its affiliates, and material breaches of agreements with Advisors, the Company, any entity advised by Advisors or the Company and their respective affiliates (“Ashford-Related Entities”) as determined in the sole discretion of Advisors.

•Modifies the severance benefits available for certain termination events by removing continued benefit coverage and including reimbursement (i) of premiums for continued coverage under Advisors’ group health plan pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 for up to 18 months and (ii) of the premium cost of life insurance and long-term disability insurance for the same level of coverage as was provided to him under Advisors’ life insurance and long-term disability plans for up to 24 months.

•Eliminates the continued benefit coverage in the event Mr. Eubanks terminates employment without Good Reason.

•Expands Mr. Eubanks’ existing non-solicitation obligations to apply during the two-year period following his termination of employment rather than the existing one-year period and expands the scope of the obligations to include not only employees but also certain other service providers, capital providers and clients.

•Adds a standstill clause prohibiting Mr. Eubanks, during the term of the Amended and Restated Employment Agreement and for two years thereafter, from, among other things, entering into any merger, consolidation or other extraordinary transaction involving any of the Ashford-Related Entities, tendering any equity securities of the Ashford-Related Entities into a tender or exchange offer, participating in the solicitation of proxies for any of the Ashford-Related Entities, and forming a group with respect to any equity securities in any of the Ashford-Related Entities, in any event without the prior written consent of Advisors.

•Adds a provision addressing the effect on certain terms of the Amended and Restated Employment Agreement in the event the non-competition, non-solicitation or standstill clauses are determined to be illegal or unenforceable. Such provision provides among other things that severance payments will cease if such clauses are determined unenforceable after the end of Mr. Eubanks’ term and that, if such clauses are determined unenforceable during the term, his employment will convert to at-will with fully discretionary salary adjustments and no severance benefits.

The above summary of the Amended and Restated Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 24, 2023, the Board of Directors (the “Board”) of the Company approved amendments to the Amended and Restated Bylaws of the Company (the “Bylaws”), effective immediately. The amendments to the Bylaws provide, among other things, that:

•the notice to be furnished to the Company by a stockholder seeking to bring a proposed director nomination before a meeting of the Company’s stockholders must include the information required pursuant to Rule 14a-19(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), if the stockholder intends to engage in a solicitation in support of director nominees other than the Company’s nominees;

•no stockholder may solicit proxies in support of any nominees other than individuals nominated by the Board unless such stockholder has complied with Rule 14a-19 under the Exchange Act in connection with the solicitation of such proxies, including the provision to the Company of notices required thereunder in a timely manner;

•if any stockholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act and subsequently fails to comply with any of the requirements of Rule 14a-19 under the Exchange Act, then the Company will disregard any proxies or votes solicited for such stockholder’s nominee; and

•at the request of the Company, if any stockholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act, such stockholder must deliver to the Company, no later than five business days prior to the applicable meeting of stockholders, reasonable evidence that such stockholder has met the requirements of Rule 14a-19 under the Exchange Act.

In addition, the amendments to the Bylaws include enhancements to certain advance notice procedures and disclosure requirements for a stockholder nomination of directors and the submission of proposals for consideration at annual meetings of the stockholders of the Company (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 of the Exchange Act).

The above summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, as amended on August 24, 2023, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Ashford Inc., as amended on August 24, 2023.
10.1†	Amended and Restated Employment Agreement by and between Ashford Hospitality Advisors LLC and Deric S. Eubanks, dated to be effective January 1, 2023.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).
† Management contract or compensatory plan or arrangement.

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 25, 2023

ASHFORD INC.

By:	/s/ ALEX ROSE
Alex Rose
Executive Vice President, General Counsel & Secretary

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